Global Payments Completes Merger with Heartland Payment Systems

ATLANTA, April 25, 2016 - Global Payments Inc. (NYSE: GPN), a leading worldwide provider of payment technology services, announced today that it has completed its merger with Heartland Payment Systems, Inc. (“Heartland”). The combined company, Global Payments Inc., now has more than 8,500 employees worldwide and provides market-leading payments solutions to nearly 2.5 million merchants in 29 countries globally.
“We are delighted to announce the completion of this landmark transaction,” said Jeffrey S. Sloan, Chief Executive Officer of Global Payments. “The transformative partnership with Heartland will further accelerate revenue growth, operating margin expansion and cash earnings per share growth and create the leading provider of integrated payments technology solutions worldwide.”
In connection with the closing of the transaction, Robert H.B. Baldwin, Jr. and Mitchell L. Hollin have joined the Global Payments Board, increasing its size from eight to ten members.

About Global Payments
Global Payments Inc. (NYSE: GPN) is a leading worldwide provider of payment technology services that delivers innovative solutions driven by customer needs globally. Our technologies, partnerships and employee expertise enable us to provide a broad range of products and services that allow our customers to accept all payment types across a variety of distribution channels in many markets around the world.
Headquartered in Atlanta, Georgia with more than 8,500 employees worldwide, Global Payments is a member of the S&P 500 with merchants and partners in 29 countries throughout North America, Europe, the Asia-Pacific region and Brazil. For more information about Global Payments, our Service. Driven. Commerce brand and our technologies, please visit www.globalpaymentsinc.com.

Forward-Looking Statements
Investors are cautioned that some of the statements we use in this release contain forward-looking statements and are made pursuant to the "safe-harbor" provisions of the Private Securities

Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about the benefits of our acquisition of Heartland, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors, among others, that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance include difficulties and delays in integrating the Heartland business or fully realizing cost savings and other benefits of the acquisition at all or within the expected time period; business disruption following the acquisition making it more difficult to maintain business and operational relationships, including financial institution sponsorship; loss of key personnel; ability to accurately predict future market conditions; and changes in laws, regulations or network rules or interpretations thereof that impact us. Additional factors that could cause events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in our Annual Report on Form 10-K for the year ended May 31, 2015 and our subsequent filings with the SEC. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

# # #

Investor contact:	investor.relations@globalpay.com	Media contact:	media.relations@globalpay.com
	Andrew Langford		Amy Corn
	770-829-8991		770-829-8755

2